TOTAL RESEARCH CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING ON DECEMBER 7, 2000.

         The undersigned stockholder of Total Research Corporation (the "Company") acknowledges receipt of Notice of Annual Meeting of Stockholders and the Proxy Statement each dated November 7, 2000 and the undersigned revokes all prior proxies and appoints Jane B. Giles, Patti Hoffman, or either of them, as proxies for the undersigned, with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at the Marriott Hotel, Forrestal Center, 201 Village Boulevard, Princeton, New Jersey, at 11:00 a.m., local time, on December 7, 2000 and at any postponement(s) or adjournment(s) thereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:


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1.  ELECTION OF  DIRECTORS:  To elect the nominees  listed below to the Board of
Directors:

       FOR ALL NOMINEES LISTED BELOW                   WITHHOLD AUTHORITY
 (except as marked to the contrary below) |_|    to vote for all nominees listed
                                                       below       |_|

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE BOX TO THE RIGHT OF THE NOMINEE'S NAME IN THE LIST BELOW.)

ALBERT ANGRISANI           |_|        J. EDWARD SHRAWDER             |_|

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: To ratify the Company's appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2001:
                  FOR |_|           AGAINST |_|               ABSTAIN |_|

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

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       THIS PROXY WHEN PROPERLY  EXECUTED  WILL BE VOTED IN THE MANNER  DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

       Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Annual Report of the Company accompanying the same is hereby acknowledged.


       PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                               Dated: _____________________________, 2000


                               ------------------------------------------
                               (Signature of Stockholder)



                               -----------------------------------------
                               (Signature of Stockholder)

                               Please  sign   exactly  as your  name(s)  appears
                               on  your  stock  certificate.  If  signing   as
                               attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.